EXHIBIT 99.5

TRESTLE HOLDINGS, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this “Option Agreement”), is dated as of May 18, 2004, by and between Trestle Holdings, Inc., a Delaware corporation (the “Company”) and Barry Hall (“Optionee”).

The Board of Directors of the Company has determined that Optionee is to be granted an option (the “Option”) to purchase 150,000 shares of the Company’s Common Stock (the “Option Shares”), on the terms and conditions set forth herein, and hereby grants such Option.  It is intended that the Option not constitute an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

1.             CERTAIN DEFINITIONS.  As used in this Option Agreement the following terms shall have the following respective meanings:

1.1           “Common Stock” means the Common Stock of the Company and any other securities at any time receivable or issuable upon exercise of the Option.

1.2           “Effective Date” means the date Optionee commences employment with the Company pursuant to the Employment Agreement.

1.3           “Employment Agreement” means that certain Employment Agreement, dated as of May 18, 2004, by and between the Company and Optionee.

1.4           “Exercise Price” means the closing price of the Company’s Common Stock as quoted on the over-the-counter bulletin board on the day the Employment Agreement is executed.

1.5           “Expiration Date” means 5:00 p.m. Pacific Time on the later of (i) eight (8) years after the Effective Date or (ii) five years after the Options are fully vested.

1.6           “Fair Market Value” of a share of Common Stock as of a particular date means:

(a)           If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the five (5) trading days ending immediately prior to the applicable date of valuation;

(b)           If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the thirty (30)-day period ending immediately prior to the applicable date of valuation; and

(c)           If there is no active public market, the Fair Market Value shall be the value thereof, as agreed upon by the Company and the Optionee; provided, however, that if the Company and the Optionee cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Optionee.  Fees and expenses of the valuation firm shall be paid for by the Company.

2.             EXERCISE OF OPTION.

2.1           Option Term.  The Term of the Option and this Option Agreement (the “Term”) shall commence on the Effective Date and, unless the Option is previously terminated pursuant to this Option Agreement, shall terminate on the Expiration Date.

2.2                           Payment.  Subject to compliance with the terms and conditions of this Option Agreement and applicable securities laws, the Option may be exercised, in whole or in part, to the extent then exercisable, at any time or from time to time, on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as Exhibit A (the “Notice of Exercise”), duly executed by the Optionee, at the principal office of the Company accompanied by payment, (i) in cash (by check) or by wire transfer of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Exercise Price or (ii) by any other means of exercise authorized by this Option Agreement.

2.3           Net Issue Exercise. In lieu of the payment methods set forth in Section 2.2 above, the Optionee may elect to exchange all or some of the Option for shares of Common Stock equal to the value of the amount of the Option being exchanged on the date of exchange.  If Optionee elects to exchange the Option as provided in this Section 2.3, Optionee shall deliver written notice of Optionee’s election to exchange some or all of the Option, and the Company shall issue to Optionee the number of shares of the Common Stock computed using the following formula:

X =	Y (A-B)
A

Where:	X =	the number of shares of Common Stock to be issued to Optionee.

	Y =	the number of shares of Common Stock purchasable under the amount of the Option being exchanged (as adjusted to the date of such calculation).

	A =	the Fair Market Value of one share of the Common Stock.

	B =	Exercise Price (as adjusted to the date of such calculation).

2.4           “Easy Sale” Exercise.  In lieu of the payment methods set forth in Section 2.2 above, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Optionee may pay the Exercise Price through a “same day sale” commitment from the Optionee (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”)), whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay the Exercise Price and the Optionee (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such shares to forward the Exercise Price directly to the Company.

2.5           Stock Certificates; Fractional Shares.  As soon as practicable on or after the date of any exercise of the Option, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of such date of exercise.  No fractional shares or scrip representing fractional shares shall be issued upon an exercise of the Option.

2.6           Effective Date of Exercise.  The Option shall be deemed to have been exercised immediately prior to the close of business on the date of its delivery of the Notice of Exercise as provided above.

2.7           Vesting.  During the Term, 1/30th of the Option Shares shall vest on each month commencing on July 31, 2004.  Notwithstanding the foregoing, all Options shall immediately vest upon the occurrence of a Change of Control.  For purposes of this Section 2.7, “Change in Control” will mean (i) any sale of all or substantially all of the assets of the Company; (ii) the acquisition, directly or indirectly (and including through any merger or consolidation), of beneficial ownership of securities of the Company possessing more than fifty percent of the total combined voting power of all outstanding securities of the Company by an person or entity (or “group”) of affiliated persons or entities within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; or (iii) a public offering of the Company’s securities involving sale or issuance of more than 50% of the Company’s total shares outstanding immediately prior to the public offering.

2.8           Effect of Termination of Employment.  Upon the cessation of services by Optionee or termination of Optionee’s employment under that certain Non-Exclusive Consulting Agreement dated as of the Effective Date (the “Consulting Agreement”), the Employment agreement, or otherwise, then any and all outstanding Option Shares that are not vested and exercisable at the time of such cessation or termination, as applicable, shall expire at the close of business on the date of such cessation or termination, and Optionee shall thereafter have no right to exercise or otherwise acquire such portion of the Option Shares.

3.             VALID ISSUANCE; TAXES.  All shares of Common Stock issued upon the exercise of the Option shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof.  The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Optionee, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company’s reasonable satisfaction that no tax or other charge is due.

4.             ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.  The number of shares of Common Stock issuable upon exercise of the Option (or any shares of stock or other securities or property receivable or issuable upon exercise of the Option) and the Exercise Price are subject to adjustment upon occurrence of the following events:

4.1           Adjustment for Stock Splits, Stock Subdivisions or Combinations of Shares.  The Exercise Price of the Option shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of the Option (or any shares of stock or other securities at the time issuable upon exercise of the Option) shall be proportionally increased to reflect any stock split or subdivision of the Company’s Common Stock.  The Exercise Price of the Option shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of the Option (or any shares of stock or other securities at the time issuable upon exercise of the Option) shall be proportionally decreased to reflect any combination of the Company’s Common Stock.

4.2           Adjustment for Dividends or Distributions of Stock or Other Securities or Property.  In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Option) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Optionee on exercise of the Option at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which Optionee would have been entitled upon such date if Optionee had exercised the Option on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such additional securities or other assets distributed with respect to such shares as aforesaid during such period giving effect to all adjustments called for by this Section 4.

4.3           Reclassification.  If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under the Option exist into the same or a different number of securities of any other class or classes, the Option shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under the Option immediately prior to such reclassification or other change, and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4.  No adjustment shall be made pursuant to this Section 4.3 upon any conversion or redemption of the Common Stock which is the subject of Section 4.5.

4.4           Adjustment for Capital Reorganization, Merger or Consolidation.  In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Optionee shall thereafter be entitled to receive upon exercise of the Option, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a Optionee of the shares deliverable upon exercise of the Option would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if the Option had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4.  The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of the Option.  If the per-share consideration payable to the Optionee for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors.  In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Option Agreement with respect to the rights and interests of the Optionee after the transaction, to the end that the provisions of this Option Agreement shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of the Option.

4.5           Conversion of Common Stock.  In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company’s Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Optionee, upon exercise of the Option at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the “Termination Date”), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if the Option had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Option Agreement.  Additionally, the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Exercise Price of the maximum number of shares of Common Stock for which the Option was exercisable immediately prior to the Termination Date by (y) the number of shares of Common Stock of the Company for which the Option is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

5.             CERTIFICATE AS TO ADJUSTMENTS.  In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of the Option, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Option Agreement and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price.  The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Optionee.

6.             LOSS OR MUTILATION.  Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of any certificate representing Option Shares, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of any certificate representing Option Shares, the Company will execute and deliver in lieu thereof a certificate of like tenor as the lost, stolen, destroyed or mutilated certificate.

7.             RESERVATION OF COMMON STOCK.  The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of the Option such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of the Option and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Option.  All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Option Agreement shall constitute full authority to the Company’s Officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of the Option.

8.             RESTRICTIONS ON TRANSFER OF OPTION.  The Option and this Option Agreement may not be sold, pledged, assigned, transferred or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process; except pursuant to Optionee’s will or the laws of descent and distribution and except to entities created and controlled by Optionee for estate planning purposes, including his Trust or Family LLC.  During the lifetime of Optionee, the Option may be exercised only by Optionee or, in the event of his or her legal incapacity, by his or her guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law.  Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect.

9.             RESTRICTIONS ON TRANSFER OF OPTION SHARES.  Following the issuance of Option Shares upon exercise of the Option, neither the Option Shares nor any interest therein may be assigned, transferred, sold, exchanged, pledged, hypothecated or otherwise disposed of, including by gift (collectively, “Transferred”) by the Optionee absent an effective registration statement filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) covering the disposition or sale of the Common Stock issued or issuable upon exercise hereof and registration or qualification under applicable state securities laws unless either (A)(i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the Transfer is made pursuant to SEC Rule 144, and (B) the transfer is not being made to a party that the Board of Directors of the Company reasonably determines to be a competitor of the Company.  Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option Shares contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option Shares shall be null and void and without effect.

10.           COMPLIANCE WITH SECURITIES LAWS.  By acceptance of this Option Agreement, the Optionee hereby represents, warrants and covenants that (a) (i) by reason of Optionee’s business or financial experience (or the the business or financial experience of Optionee’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), Optionee has the capacity to protect his own interests in connection with the transactions contemplated by this Option Agreement or (ii) Optionee is an “accredited investor” within the meaning of Rule 501 of Regulation D, promulgated under the Securities Act; (b) any shares of stock purchased upon exercise of the Option shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; (c) the Optionee has had such opportunity as such Optionee has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his investment in the Company; (d) the Optionee is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of the Option for an indefinite period; (e) the Optionee understands that the shares of stock acquired pursuant to the exercise of the Option will not be registered under the Securities Act (unless otherwise required pursuant to exercise by the Optionee of the registration rights, if any, granted to the Registered Optionee) and will be “restricted securities” within the meaning of Rule 144 under the Securities Act and that the exemption from registration under Rule 144 will not be available for at least one (1) year from the date of exercise of the Option, subject to any special treatment by the SEC for exercise of the Option pursuant to Section 2.3, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (f) all stock certificates representing shares of stock issued to the Optionee upon exercise of the Option or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

11.           NO RIGHTS OR LIABILITIES AS STOCKHOLDER.  This Option Agreement shall not entitle the Optionee to any voting rights or other rights as a stockholder of the Company.  In the absence of affirmative action by such Optionee to purchase Common Stock by exercise of the Option, no provisions of this Option Agreement, and no enumeration herein of the rights or privileges of the Optionee hereof shall cause such Optionee hereof to be a stockholder of the Company for any purpose.

12.           AGREEMENT NOT A CONTRACT OF EMPLOYMENT.  Neither the grant of the Option, this Option Agreement nor any other option taken pursuant hereto shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as an employee of the Company or any subsidiary or parent of the Company for any period of time or at any specific rate of compensation.

13.           NOTICES.  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Option Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

To Optionee:	To the Company:
Barry Hall	Trestle Holdings, Inc.
c/o Synthetica Ltd.	199 Technology Dr., #105
15332 Antioch St. No. 303	Irvine, California 92618
Pacific Palisades, CA. 90272	Attn: Chairman
Tel. (310) 230-6954	Fax Number: (949) 673-1058
Fax. (310) 230-0763

Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication.  A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 13 by giving the other party written notice of the new address in the manner set forth above.

14.           HEADINGS.  The headings in this Option Agreement are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

15.           LAW GOVERNING.  This Option Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of California, without regard to the conflict of law principles thereof.

16.           ARBITRATION.  The parties agree that any and all disputes that may arise in connection with, arising out of or relating to this Option Agreement or any other dispute by and between the parties or their parents, subsidiaries, affiliates, strategic partners, successors or assigns, shall be submitted to binding arbitration in Los Angeles, California according to the rules and procedures of the American Arbitration Association.  The parties agree that the parties shall each bear his or its own attorneys’ fees and costs in connection with any such arbitration.  This arbitration obligation extends to any and all claims that may arise by and between the parties or their parents, subsidiaries, affiliates, strategic partners, successors or assigns, and expressly extends to, without limitation, breach of an express or implied contract, breach of the covenant of good faith and fair dealing, breach of fiduciary duty, fraud, misrepresentation, defamation, slander, infliction of emotional distress, disability, loss of future earnings, and claims under the California constitution, the United States Constitution, and applicable state and federal laws.

17.           NOTICES OF RECORD DATE.  In case:

17.1         the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Option), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

17.2         of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company’s stock are to receive stock, securities or property of another corporation; or

17.3         of any voluntary dissolution, liquidation or winding-up of the Company; or

17.4         of any redemption or conversion of all outstanding Common Stock;

then, and in each such case, the Company will mail or cause to be mailed to the Optionee a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock or (such stock or securities as at the time are receivable upon the exercise of the Option), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.  The Company shall use all reasonable efforts to ensure such notice shall be delivered at least thirty (30) days prior to the date therein specified.

18.           SEVERABILITY.  If any term, provision, covenant or restriction of this Option Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Option Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

19.           COUNTERPARTS.  For the convenience of the parties, any number of counterparts of this Option Agreement may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

20.           NO INCONSISTENT AGREEMENTS.  The Company will not on or after the date of this Option Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Optionee hereunder or otherwise conflicts with the provisions hereof.  The rights granted to the Optionee hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company’s securities under any other agreements, except rights that have been waived.

21.           SATURDAYS, SUNDAYS AND HOLIDAYS.  If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.

22.           ENTIRE AGREEMENT.  This Option Agreement contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter hereof, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise, related to the subject matter of this Option Agreement are hereby merged herein.

23.           PIGGYBACK REGISTRATION RIGHTS.

23.1         Right to Piggyback.  Whenever the Company proposes to register any of its securities under the Securities Act (other than on a registration on Form S-4 or any successor form or a registration of non-convertible debt securities) on a registration form which may be used for the registration of any Option Shares (a “Piggyback Registration”), the Company will give prompt written notice to Optionee of its intention to effect such a registration and will include in such registration all Option Shares (in accordance with the priorities set forth in Sections 23.2 and 23.3 below) with respect to which the Company has received written requests for inclusion within fifteen (15) days after the delivery of the Company’s notice.

23.2         Priority on Primary Registrations.  If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company will include in such registration first, the securities that the Company proposes to sell; second, the securities that any Optionee of registration rights issued prior to the Effective Date proposes to sell; and third, the Option Shares requested to be included in such registration.

23.3         Priority on Secondary Registrations.  If a Piggyback Registration is an underwritten secondary registration on behalf of Optionees of the Company’s securities other than a demand registration and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company will include in such registration first, the securities that any Optionee of registration rights issued prior to the Effective Date proposes to sell; and second, the Option Shares requested to be included therein by the Optionee.

23.4         Other Registrations.  If the Company has previously filed a registration statement with respect to Option Shares pursuant to this Section 23, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or any successor form), whether on its own behalf or at the request of any Optionee or Optionees of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

23.5         Selection of Underwriters.  In connection with any Piggyback Registration in which Optionee has elected to include Option Shares, the Company shall have the right to select the managing underwriters to administer any offering of the Company’s securities in which the Company participates.

IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the Effective Date.

TRESTLE HOLDINGS, INC.

By:		By:
	Barry Hall	Name:
Its:

SIGNATURE PAGE TO OPTION AGREEMENT

EXHIBIT A

NOTICE OF EXERCISE

(To be executed upon exercise of Option)

Trestle Holdings, Inc.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the Option Agreement to which this Notice is attached for, and to purchase thereunder, the securities of Trestle Holdings, Inc., as provided for therein, and (check the applicable box):

☐	tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $ for such securities.

☐	Elects the [Net Issue Exercise][Easy Sale Exercise] option pursuant to Section 2.2 or 2.3 of the Option Agreement, and accordingly requests delivery of a net of of such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:

Address:

Signature:

Note:  The above signature should correspond exactly with the name on the signature page of the Option Agreement.